EXHIBIT 10.52












                          CAPITAL ACCUMULATION PLAN OF
                               LEVI STRAUSS & CO.
              (AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 26, 2001)

                       PLAN DOCUMENT AND EMPLOYEE BOOKLET

                               __________________



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                 CAPITAL ACCUMULATION PLAN OF LEVI STRAUSS & CO.
              (AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 26, 2001)

                       PLAN DOCUMENT AND EMPLOYEE BOOKLET


INTRODUCTION                Beginning in 1996, Levi  Strauss  &  Co.  ("LS&CO.")
                            established the Capital Accumulation  Plan  of  Levi
                            Strauss & Co. (the  "Plan").  The  Plan  provides  a
                            vehicle  by  which  certain  eligible  employees  of
                            LS&CO. or its subsidiaries  that  participate  under
                            the    Employee    Investment   Plan   (the   "EIP")
                            (collectively,  the  "Company") can supplement their
                            retirement savings  by  contributing  a  portion  of
                            their   eligible   compensation   through  after-tax
                            payroll   deduction   upon   reaching   the  maximum
                            contribution amount allowed under the EIP. Eligible after-tax contributions under the Plan are deposited into an individual retail brokerage account offered by Charles Schwab & Co., Inc. (the "Account"), which must be established through LS&CO. In addition, after completing one year of service with the Company, each eligible employee who contributes under the Plan through after-tax payroll deduction may be eligible to receive a Company matching contribution in his or her Account.

                            The benefits and other provisions described in this Plan Document and Employee Booklet are effective only if you are eligible to participate and become a participant in the Plan.

                            THE COMPANY DOES NOT ENDORSE, RECOMMEND OR GUARANTEE ANY INVESTMENT OR SERVICE OFFERED, PROVIDED OR PROMISED BY CHARLES SCHWAB & CO., INC. ("CHARLES SCHWAB") OR ANY OTHER OFFEROR OF INVESTMENTS. BECAUSE THE ACCOUNT IS A REGULAR INDIVIDUAL RETAIL BROKERAGE ACCOUNT, YOU ARE SOLELY RESPONSIBLE FOR SELECTING AND MONITORING YOUR INVESTMENT CHOICES, PAYING RELATED COMMISSIONS AND CHARGES, AND FOR INVESTMENT RESULTS FROM PARTICIPATING IN THE PLAN. COMPANY INVOLVEMENT IS LIMITED TO ESTABLISHING YOUR AFTER-TAX PAYROLL DEDUCTION, AND DETERMINING AND MAKING THE MATCHING CONTRIBUTION, IF ANY. ALL FUNDS CONTRIBUTED BY YOU AND THE COMPANY UNDER THE PLAN ARE DEPOSITED INTO YOUR ACCOUNT. NEITHER THE COMPANY NOR ANY TRUST HOLDS ANY OF THESE FUNDS.


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WHO IS ELIGIBLE TO          During  any "Plan  Year,"  as  defined  below,   you
PARTICIPATE IN  THE         are  eligible  to participate in the Plan if you are
PLAN?                       currently  employed by the Company and meet  ALL  of
                            the following requirements:

                                       [ ]  You are eligible to participate  and
                                            elected to  participate in  the  EIP
                                            during the Plan Year; and

                                       [ ]  With respect to the EIP:

                                            (1)   You  contributed  the  maximum
                                                  amount permitted under the EIP
                                                  during   the  Plan  Year.  For
                                                  example,  for  the  Plan  Year
                                                  ending in November  2002,  the
                                                  maximum amount that you  could
                                                  contribute  to  the  EIP   was
                                                  $17,000;  however,  this  will
                                                  increase to  $20,000  for  the
                                                  Plan Year ending  in  November
                                                  2003; or

                                            (2)   You  received  your AIP  bonus
                                                  in the same  pay  period  that
                                                  you  contributed  the  maximum
                                                  amount  of  pre-tax  contribu-
                                                  tions permitted under the  EIP
                                                  during the calendar year.  For
                                                  example, for the calendar year
                                                  ending in December 2002,  the
                                                  maximum   amount  of   pre-tax
                                                  contributions that  you  could
                                                  contribute   to  the  EIP  was
                                                  $11,000.

                            The "Plan Year" for  the  Plan  is  LS&CO.'s  fiscal
                            year,  which   ends  on  the  last  Sunday  of  each
                            November.

HOW CAN I ENROLL IN         If you are eligible to  participate  in the Plan and
THE PLAN?                   have   an   existing  Account,   then  you  will  be
                            automatically enrolled in the Plan. In the event that you do not have an existing Account, you must submit a completed and signed "Charles Schwab & Co., Inc. account application form" to U.S. Retirement
                            Benefits (and NOT to Charles Schwab) to enroll in the Plan. Please send the form to: Levi Strauss &
                            Co., U.S. Retirement Benefits, 1155  Battery  Street
                            KO/1, San Francisco, CA 94111.

WHEN WILL I BECOME A        If you  are  eligible  to  participate   and  become
PARTICIPANT?                enrolled in the Plan, you will become a  participant
                            in the Plan as of the date on which  your  after-tax
                            contributions are credited to your Account.  If  you
                            properly set up your Account by the  pay  period  in
                            which you contributed the maximum amount  under  the
                            EIP, your after-tax  contributions  through  payroll
                            will begin to be credited to your Account as of  the
                            following pay period. If you do not have an existing
                            Account  at  the  time  you  become  eligible,  your
                            after-tax contributions will  usually  begin  to  be
                            credited to your Account within three or four  weeks
                            after   your   Account  is  established.  EXCEPT  AS
                            PROVIDED BELOW, YOU WILL NOT BE  PERMITTED  TO  MAKE
                            ANY RETROACTIVE CONTRIBUTIONS TO THE PLAN.


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HOW LONG CAN I              You   can  continue  to   participate  in  the  Plan
PARTICIPATE IN THE          through the last pay  period  in  December  of  each
PLAN?                       year,  provided  that you continue to be paid on the
                            Home Office payroll of LS&CO. through such date. If you cease being paid on the Home Office payroll before such date, then your participation under the Plan will cease as of the last pay period in which you are paid on the Home Office payroll of LS&CO.

                            EXAMPLE. JEAN IS PAID ON THE HOME OFFICE PAYROLL OF LS&CO. DURING THE 2002 AND 2003 PLAN YEARS. JEAN PARTICIPATED IN THE EIP DURING THE 2002 PLAN YEAR AND CONTRIBUTED 10% OF HER EIP COVERED COMPENSATION. IN THE FIRST PAY PERIOD OF APRIL 2002, JEAN REACHED THE MAXIMUM CONTRIBUTION AMOUNT UNDER THE EIP FOR THAT PLAN YEAR (I.E., $17,000) AND HAD AN EXISTING ACCOUNT. BEGINNING WITH THE NEXT PAY PERIOD OF APRIL 2002, SHE BECAME A PARTICIPANT IN THE PLAN. JEAN MAY CONTINUE PARTICIPATING IN THE PLAN UNTIL THE LAST PAY PERIOD IN DECEMBER 2002. AS OF THE FIRST PAY PERIOD IN JANUARY 2003, JEAN WILL AGAIN BE ELIGIBLE TO MAKE PRE-TAX CONTRIBUTIONS UNDER THE EIP. IF JEAN CONTRIBUTES THE MAXIMUM AMOUNT PERMITTED UNDER THE EIP DURING 2003, SHE WILL AGAIN BECOME ELIGIBLE TO PARTICIPATE IN THE PLAN THROUGH THE LAST PAY PERIOD IN DECEMBER 2003.

                            If you cease being paid on the Home Office payroll while you participate in the Plan, you will not be permitted to make any additional contributions to the Plan through payroll deduction and you may not be entitled to receive the Company match. However, if you resume being paid on the Home Office payroll before the last pay period of December in the year in which you participated in the Plan and have an existing Account, then you will be eligible to recommence your participation in the Plan. If you do not have an existing Account when you resume being paid on Home Office payroll, then you will be eligible to recommence your participation in the Plan as of the first pay period after you reestablish your Account. Please note that your after-tax contributions to your Account will usually restart within three or four weeks after your Account is reestablished. AGAIN, EXCEPT AS PROVIDED BELOW, PLEASE REMEMBER THAT YOU WILL NOT BE PERMITTED TO MAKE ANY RETROACTIVE CONTRIBUTIONS TO THE PLAN.

                            Notwithstanding the foregoing, if you become a participant in the Plan solely because you received your AIP bonus in the same pay period that you contributed the maximum amount of pre-tax contributions permitted under the EIP during the Plan Year, your participation in the Plan will terminate immediately as of the date your one-time make-up contribution is credited to your Account, in accordance with the Section entitled "BESIDES PAYROLL DEDUCTIONS, IS THERE ANY OTHER WAY TO CONTRIBUTE TO THE PLAN?" However, you will be


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                            eligible to  recommence your  participation  in  the
                            Plan during such Plan Year, in accordance with the terms of the Plan, if you contribute the maximum amount permitted under the EIP during such Plan Year.

HOW MUCH MAY I              You may contribute  up  to  10% (in  1%  increments)
CONTRIBUTE TO THE           of your "covered  compensation," as  defined  below,
PLAN DURING EACH PAY        to your Account during each pay period that you  are
PERIOD?                     eligible to participate  in  the  Plan.  Unless  you
                            specify otherwise, your CAP contribution percentage will be the percentage you elected under the EIP (up to 10%).

                            If your covered compensation increases during the year, the amount of your payroll deduction to the Plan will also increase because your deduction is based on your designated contribution percentage. Likewise, if your covered compensation decreases during the year, the amount of your payroll deduction to the Plan will also decrease.

                            "Covered compensation" means your base salary and AIP bonus, including deferrals of such amounts under the Deferred Compensation Plan for Executives.

CAN I CHANGE MY             You may increase (up to 10%), decrease, or stop your
PAYROLL DEDUCTION?          payroll deductions to the Plan  at  any  time.  Your
                            request will become effective as soon as practicable
                            following   the   date   you  submit  your  request.
                            Generally, your request will take at least two pay periods to become effective.

WHAT HAPPENS TO MY          The amount deducted from your paycheck,  along  with
PAYROLL DEDUCTION?          the Company match, if any, will be sent  to  Charles
                            Schwab and automatically deposited into a money market fund in your Account. You may then contact
                            Charles Schwab directly to request that your funds be redirected to other investments offered through Charles Schwab.

BESIDES PAYROLL             Generally, you are permitted to contribute up to 10%
DEDUCTIONS, IS THERE        of your covered compensation to  your  Account  only
ANY OTHER WAY TO            through payroll deductions. However, there are three
CONTRIBUTE TO THE           important exceptions to this general rule.
PLAN?
                            [ ]  You may transfer funds from non-payroll sources
                                 to your Account at any time by sending a hand-drawn personal check directly to Charles Schwab and NOT to the Company. Because you own your Account, you are permitted to make these contributions to your Account at any time. HOWEVER, SUCH OUTSIDE FUNDS WILL NOT BE ELIGIBLE FOR ANY COMPANY MATCH.

                            [ ] If you receive your AIP bonus in the same pay period that you contributed the maximum amount permitted under the EIP, then you will be permitted to do a one-time "make-up"


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                                 to do a one-time "make-up" contribution to your
                                 Account  by   either  submitting  a  hand-drawn
                                 personal check to U.S. Retirement Benefits or, to the extent permitted by the Company, by automatic payroll deduction, PROVIDED that you have an existing Account AND, if applicable, U.S. Retirement Benefits receives your check no later than 30 days after it sends you notification of your right to do such make-up
                                 contribution.    Your   maximum  AIP    make-up
                                 contribution will be limited to 10% of that
                                 portion  of   your   AIP  bonus  (including AIP
                                 deferrals under the Deferred Compensation  Plan
                                 for  Executives)  that  cannot   be  taken into
                                 account as covered compensation under the EIP. If you have completed one year of service with
                                 the  Company,  your   eligible   AIP    make-up
                                 contribution may be  eligible  for  the Company
                                 match;  however,   appropriate  taxes  will  be
                                 withheld from the Company match. SEE SECTION, BELOW, ENTITLED "WHAT IS THE AMOUNT OF THE MATCHING CONTRIBUTION?"

                            EXAMPLE. CHRIS PARTICIPATED IN THE EIP DURING THE 2002 PLAN YEAR AND ELECTED TO CONTRIBUTE 10% OF HIS EIP COVERED COMPENSATION. BY THE FIRST PAY PERIOD OF FEBRUARY 2002, HE HAD CONTRIBUTED $16,500 TO THE EIP. IN THAT SAME PAY PERIOD, CHRIS RECEIVED HIS AIP BONUS OF $60,000. ONLY $5,000 OF CHRIS' $60,000 AIP
                            BONUS WAS TAKEN INTO ACCOUNT AS COVERED COMPENSATION UNDER THE EIP BECAUSE HE REACHED THE EIP'S $17,000 MAXIMUM CONTRIBUTION LIMIT FOR 2002. THIS IS THE CASE BECAUSE 10% OF $5,000 IS $500, WHICH IS THE AMOUNT HE NEEDED TO REACH THE $17,000 LIMIT. THUS, ASSUMING THAT CHRIS BECOMES A PARTICIPANT IN THE PLAN AS OF THE SECOND PAY PERIOD OF EBRUARY 2002, HE WILL BE PERMITTED TO DO A MAKE-UP CONTRIBUTION TO THE PLAN UP TO $5,500 (I.E., $55,000 X 10%). IF
                            CHRIS HAD COMPLETED ONE YEAR OF SERVICE WITH THE COMPANY AS OF THE DATE HE BECAME A PARTICIPANT IN FEBRUARY 2002, THIS $5,500 CONTRIBUTION TO THE PLAN MAY BE ELIGIBLE FOR THE COMPANY MATCH.

                            [ ] If you received your AIP bonus in the same pay period that you contributed the maximum amount of pre-tax contributions permitted under the EIP, then you will be permitted to do a one-time "make-up" contribution to your Account by either submitting a hand-drawn personal check to U.S. Retirement Benefits or, to the extent permitted by the Company, by automatic payroll deduction, PROVIDED that you have an existing Account AND, if applicable, U.S. Retirement Benefits receives your check no later than 30 days after it sends you notification of your right to do such make-up contribution. Your maximum AIP make-up contribution will be limited to 10% of that portion of your AIP bonus (EXCLUDING AIP deferrals under the Deferred Compensation Plan for Executives) that could not be taken into


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                                 account as covered compensation under  the  EIP
                                 for purposes of after-tax contributions. If you have completed one year of service with the Company, your eligible AIP make-up contribution may also be eligible to receive the Company
                                 match;  however,  appropriate   taxes  will  be
                                 withheld from the Company match. SEE SECTION, BELOW, ENTITLED "WHAT IS THE AMOUNT OF THE MATCHING CONTRIBUTION?"

                                 EXAMPLE. BOB PARTICIPATED IN THE EIP DURING THE 2002 PLAN YEAR AND ELECTED TO CONTRIBUTE 10% OF HIS EIP COVERED COMPENSATION. BY THE FIRST PAY PERIOD OF FEBRUARY 2002, HE CONTRIBUTED $10,500 IN PRE-TAX CONTRIBUTIONS TO THE EIP. IN THAT SAME PAY PERIOD, BOB RECEIVED HIS AIP BONUS OF $125,000. HOWEVER, BOB ELECTED TO DEFER $25,000 OF HIS $125,000 AIP BONUS UNDER THE COMPANY'S DEFERRED COMPENSATION FOR EXECUTIVES. THUS, ONLY $5,000 OF BOB'S ACTUAL $100,000 AIP BONUS (I.E., $125,000 GROSS AIP
                                 BONUS LESS $25,000 DEFERRED AIP BONUS) WAS TAKEN INTO ACCOUNT AS COVERED COMPENSATION UNDER THE EIP FOR PRE-TAX CONTRIBUTION PURPOSES BECAUSE HE REACHED THE EIP'S $11,000 MAXIMUM PRE-TAX CONTRIBUTION FOR 2002. THIS IS THE CASE BECAUSE 10% OF $5,000 IS $500, WHICH IS THE AMOUNT HE NEEDED TO REACH THE $11,000 LIMIT. THUS, ASSUMING THAT BOB BECOMES A PARTICIPANT IN THE PLAN AS OF THE SECOND PAY PERIOD OF FEBRUARY 2002, HE WILL BE PERMITTED TO DO A MAKE-UP CONTRIBUTION TO THE PLAN UP TO $9,500 (I.E., $95,000 X 10%). IF BOB HAD COMPLETED ONE YEAR OF SERVICE WITH THE COMPANY AS OF THE DATE HE BECAME A PARTICIPANT IN FEBRUARY 2002, THIS $9,500 CONTRIBUTION TO THE PLAN MAY BE ELIGIBLE FOR THE COMPANY MATCH.

WHAT IS THE AMOUNT OF       Any    contribution    made   to  the   Plan   by  a
THE MATCHING                participant  on or  after completion  of one year of
CONTRIBUTION?               service with the Company will be eligible to receive
                            a discretionary Company  matching  contribution,  as
                            described   below,   PROVIDED,  the  participant  is
                            actively employed with the Company,  except  in  the
                            case the participant retires during such  Plan  Year
                            as of the last working day of the Plan Year to which
                            the matching contribution relates. The discretionary
                            Company matching contribution,  if  any,  under  the
                            Plan will be  based  on  Company   performance   and
                            economic and  financial  conditions  prevailing  and
                            anticipated at the time. To the extent  the  Company
                            provides a matching contribution for any Plan  Year,
                            such Company matching contribution will be  made  to
                            the Plan following that Plan Year  and  as  soon  as
                            administratively practicable after the date on which
                            the Company determines the amount of  such  matching
                            contribution.   Because   the   Company   match   is
                            immediately taxable income, appropriate taxes will be withheld (either from your regular pay so that the entire Company match can go into your Account or from the Company match itself).


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IN WHOSE NAME WILL MY       Your Account will be a regular individual  brokerage
ACCOUNT BE                  account registered in your name with Charles Schwab.
REGISTERED?                 Unlike the EIP,  you (not a  trust)   will  own  the
                            investments directly and in your name. No funds are set aside in a trust or held by the Company.

HOW CAN I INVEST THE        You will need to contact  Charles   Schwab  directly
FUNDS IN MY ACCOUNT?        and select how to invest the funds in your  Account.
                            Charles Schwab offers various investment options for you to choose from. Because your Account is a regular individual brokerage account, you have sole responsibility to make and monitor your investments under the Plan. Your investments through the Account can go up or down, and any risk of loss is borne by you. The Company's only involvement is limited to determining and making the match, if any, and depositing your payroll and eligible AIP make-up contributions to the Plan.

                            ALSO, YOU SHOULD BE AWARE THAT CHARLES SCHWAB MAY HAVE REQUIREMENTS, LIMITATIONS, COMMISSIONS, CONDITIONS, AND FEES WITH RESPECT TO THE INVESTMENT OF FUNDS CONTRIBUTED TO YOUR ACCOUNT. SUCH MATTERS ARE SOLELY WITHIN THE CONTROL OF CHARLES SCHWAB AND NOT THE COMPANY. FULFILLMENT OR COMPLIANCE WITH ANY OF THESE REQUIREMENTS, LIMITATIONS OR CONDITIONS AND PAYMENT OF ANY COMMISSIONS AND FEES IS YOUR PERSONAL RESPONSIBILITY.

DOES THE COMPANY            The Company  will  not  protect  or  guarantee  your
PROTECT ME AND MY           Account in any way.   Thus,  for  example,  if  your
INVESTMENTS IF MY           investments lose money, the stock markets  crash, or
INVESTMENTS LOSE            Charles Schwab  files  bankruptcy  or  is  otherwise
MONEY?                      unable to cover the funds credited to your  Account,
                            you alone will assume the risk of loss on your investments. SINCE EACH INVESTMENT OPTION PRESENTS
                            VARYING DEGREES OF RISK AND RETURN  CHARACTERISTICS,
                            YOU  SHOULD  CONSULT  WITH  YOUR  FINANCIAL  ADVISOR
                            BEFORE SELECTING WHICH INVESTMENT OPTIONS ARE  RIGHT
                            FOR YOU.

WILL I RECEIVE ACCOUNT      Charles Schwab will  send  you  periodic  statements
STATEMENTS?                 regarding   your  Account  balance  and  transaction
                            confirmations. The  frequency  and  content  of  any
                            information regarding  your  Account  are  the  sole
                            responsibility  of  Charles   Schwab,  and  not  the
                            Company.

MAY I WITHDRAW FUNDS        Because you own your Account,  you are permitted  to
FROM MY ACCOUNT             withdraw funds at any time. However, please remember
WHILE I AM EMPLOYED         that if you  withdraw  your  funds  and  close  your
BY THE COMPANY?             Account,  you  will  need  to  timely  re-open  your
                            Account in order to avoid any interruption in your payroll and eligible AIP make-up contributions to the Plan if you reach the EIP maximum contribution limit.


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WHAT ARE MY OPTIONS         After  your  separation  from  employment  with  the
WITH RESPECT TO MY          Company, you are permitted to request  a  withdrawal
ACCOUNT AFTER MY            from your Account at any time. The  Company  has  no
SEPARATION FROM             involvement with your  Account  after  you  separate
EMPLOYMENT WITH THE         from employment. However,  if  a  Company  match  is
COMPANY?                    mistakenly  made  to  your  Account  following  your
                            separation from employment, the Company has a right to obtain a refund of that money.

WHAT ARE THE TAX            The  federal  income  tax  laws  are   complex   and
CONSEQUENCES OF             change from time to time. The following  description
PARTICIPATING IN THE        is based on the current federal income tax  laws and
PLAN?                       does not discuss tax consequences  of  participating
                            in the Plan under any local, state, or foreign tax laws. Also, the following description is intended solely to be general and should not be relied upon as specific tax advice. BECAUSE EACH INDIVIDUAL'S
                            SITUATION IS UNIQUE, YOU SHOULD  CONSULT  WITH  YOUR
                            TAX ADVISOR ABOUT THE SPECIFIC TAX  CONSEQUENCES  OF
                            PARTICIPATING IN THE PLAN.

                            The Plan is a voluntary investment program. There is no identifiable tax benefit to you by participating in the Plan. Specifically, you should be aware of the following:

                            [ ] Your payroll deduction contributions are made on an after-tax basis. This means that your contributions are included in your gross income and are subject to federal income, employment (including Social Security) and other taxes.

                            [ ] You will have taxable income upon the payment of any Company matching contribution to the Plan. Thus, the Company is required to withhold specific amounts of tax in connection with any matching contribution.

                            [ ] Buying and selling securities and other investments in your Account may generate taxable income, either as capital gains or ordinary income. It will be your responsibility to report this income and pay any applicable taxes.

                            [ ] In order for you to correctly report and pay any taxes with respect to the investment of your Account, you must accurately record your basis in any investment.

                            YOU SOLELY BEAR THE RESPONSIBILITY TO ASCERTAIN ANY REPORTABLE INCOME WITH RESPECT TO YOUR ACCOUNT, AND REPORT SUCH INCOME AND PAY ANY APPLICABLE TAXES. FOR INFORMATION RELATING TO ANY TAX FOR WHICH YOU ARE LIABLE WITH RESPECT TO YOUR ACCOUNT, YOU SHOULD CONTACT EITHER CHARLES SCHWAB, ANY OTHER OFFEROR OF INVESTMENTS HELD IN YOUR ACCOUNT, AND/OR YOUR TAX ADVISOR.


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IS THIS A TAX-QUALIFIED     The Plan  is  a   non-qualified   retirement   plan,
PLAN? which means that the Plan is not qualified under Sections 401(a), 401(k), or 423 of the Internal Revenue Code. Thus, the benefits offered under such Sections of the Code, including but not limited to deferral of taxes on contributions or investment earnings, are not available to you by participating in the Plan.

IS THIS AN ERISA PLAN?      The Plan is not subject to any of the provisions  of
                            the Employee Retirement Income Security Act of 1974,
                            including   but   not  limited   to  the  reporting,
                            disclosure, and fiduciary responsibility rules.

CAN THE PLAN BE             LS&CO.  reserves the  right  to  amend,  suspend  or
AMENDED OR                  terminate the Plan at any time and for any   reason,
TERMINATED?                 in  whole  or  in  part,  including  the  existence,
                            timing,   or   amount  of  the  Company  match,  the
                            suspension rules or the brokerage firm. The Plan may be amended in writing by the Board of Directors of LS&CO. or by any person to whom the Board of Directors has delegated such authority.

                            In addition, Charles Schwab may change its rules, policies, investment choices and fee and commissions structure. Those changes, and any communications describing such changes, are the sole responsibility of Charles Schwab.


WHO ADMINISTERS THE         The  Plan  is  administered  by  the  Administrative
PLAN?                       Committee   for  Retirement  Plans,  to  the  extent
                            described below. The Administrative Committee, or its delegate, is responsible for administration of the Plan in the following respects:

                            [ ]  Determination of eligibility to participate;

                            [ ]  Interpretation of the Plan; and

                            [ ] The provision of forms relating to participation in the Plan, excluding any forms required by Charles Schwab in connection with your Account.

WHAT ARE CHARLES            With  respect  to  the  Plan,   Charles   Schwab  is
SCHWAB'S                    responsible  for the following:
RESPONSIBILITIES UNDER
THE PLAN?                   [ ]  The  investments offered to Plan participants;

                            [ ] The provision of information to Plan participants regarding Accounts, including but not limited to information regarding assets held in your Account, dividends paid with respect to Account investments, gains or losses on transactions involving your Account investments, and taxes for which you may be liable with respect to your Account or its investments; and

                            [ ] The execution of your investment instructions with respect to your Account.

                            CHARLES SCHWAB HAS SOLE RESPONSIBILITY WITH RESPECT TO YOUR ACCOUNT. THE COMPANY IS NOT RESPONSIBLE FOR ANY REQUIREMENTS, CONDITIONS, INVESTMENT OPTIONS OR OTHER DECISIONS BY CHARLES SCHWAB, OR FOR THE CONTENT OR TIMING OF ANY COMMUNICATIONS OR REPORTS FROM CHARLES SCHWAB.

WHO DO I CONTACT FOR        If you  have   any   questions   about   the   Plan,
ADDITIONAL                  please  contact  U.S. Retirement Benefits:
INFORMATION ABOUT
THE PLAN?                                U.S. Retirement Benefits
                                         Levi Strauss & Co.
                                         P.O. Box 7215
                                         San Francisco, CA 94120
                                         Phone: (415) 501-1532

                            The  Company  may  from  time  to  time   distribute
                            information about the Plan via hard copy, email, or voicemail.